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                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                   COMPASS INTERNATIONAL SERVICES CORPORATION
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



                Delaware                                          22-3540815
                --------                                          ----------
(State of incorporation or organization)                       (I.R.S. Employer
                                                             Identification No.)


5 Independence Way, Suite 300, Princeton, NJ                    08540
--------------------------------------------                    -----
  (Address of principal executive offices)                    (Zip Code)

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
     If this form relates to the              If this form relates to the registration of
     registration of a class of securities    a class of securities pursuant to Section
     pursuant to Section 12(b) of The         12(g) of The Exchange Act and is
     Exchange Act and is effective            effective pursuant to General
     pursuant to General Instruction          Instruction A.(d), please check the
     A.(c), please check the following        following box.  [X]
     box.  [ ]

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       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE


       Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value

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Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

     The description of the Common Stock, $.01 par value per share, of the Registrant to be registered that is contained in the "Description of Capital Stock" section of the Registrant's Registration Statement on Form S-1, File No. 333-37205, filed with the Securities and Exchange Commission on October 6, 1997, as amended from time to time (the "Registration Statement"), is hereby incorporated herein by reference. Any form of prospectus that constitutes part of the Registration Statement and is filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, shall be deemed incorporated herein by reference.


Item 2.  Exhibits.
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Exhibit
Number   Description of Document
-------  -----------------------
  1 Specimen stock certificate representing Common Stock, incorporated herein by reference to Exhibit 4.1 to be filed with an amendment to the Registration Statement.

2.1 Form of Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

2.2      Bylaws of the Registrant, incorporated herein by reference to Exhibit
         3.2 to the Registration Statement.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                              COMPASS INTERNATIONAL SERVICES CORPORATION
                              ------------------------------------------
                              (Registrant)


Dated:  October 14, 1997      By:  /s/  MICHAEL J. CUNNINGHAM
                                   -----------------------------
                                   Michael J. Cunningham
                                   Chairman and Chief Executive Officer

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